Exhibit 99.2

Supplemental Financial Information
For the three and six months ended June 30, 2011

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

        This supplemental financial information should be read in connection with the Company's second quarter 2011 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date July 28, 2011) as certain disclosures, definitions and reconciliations in such announcement have not been included in this supplemental financial information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of June 30, 2011, the Operating Partnership owned or had an ownership interest in 70 regional malls and 14 community shopping centers aggregating approximately 71 million square feet of gross leasable area ("GLA"). These 84 regional malls and community shopping centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        As of June 30, 2011, the Shoppingtown Mall non-recourse mortgage loan was in maturity default. The Company is negotiating with the loan servicer, which will likely result in either a potential modification of the loan terms or the transition of the asset to the loan servicer or a receiver. Consequently, Shoppingtown Mall has been excluded from certain Non-GAAP operating measures in 2011 as indicated in this document.

        On April 1, 2011, the joint venture that owned Granite Run Mall conveyed the property to the lender by a deed in lieu of foreclosure. The mortgage on this property is non-recourse. Consequently, Granite Run has been excluded from certain Non-GAAP operating measures in 2011 as indicated in this document.

        On July 15, 2010, a court appointed receiver ("Receiver") assumed operational control of Valley View Center and responsibility for managing all aspects of the property. The Company anticipates the disposition of the asset, which is under the control of the Receiver, will be executed through foreclosure, deed in lieu of foreclosure, or by some other means, and will be completed within the next twelve months. Consequently, Valley View has been excluded from certain Non-GAAP operating measures in 2010 and 2011 as indicated in this document.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	6/30/2011	12/31/2010	12/31/2009
	dollars in thousands except per share data
Closing common stock price per share	$53.50	$47.37	$35.95
52 week high	$54.65	$49.86	$38.22
52 week low	$35.50	$29.30	$5.45
Shares outstanding at end of period
Class A non-participating convertible preferred units	208,640	208,640	205,757
Common shares and partnership units	143,146,117	142,048,985	108,658,421

Total common and equivalent shares/units outstanding	143,354,757	142,257,625	108,864,178

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$5,817,474	$5,854,780	$6,563,706
Equity market capitalization	7,669,479	6,738,744	3,913,667

Total market capitalization	$13,486,953	$12,593,524	$10,477,373

Floating rate debt as a percentage of total debt	26.1%	16.4%	16.0%

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units ("NPCPUs")	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2010	11,596,953	130,452,032	208,640	142,257,625

Conversion of partnership units to common shares	(19,100)	19,100	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	504,857	578,599	—	1,083,456

Balance as of March 31, 2011	12,082,710	131,049,731	208,640	143,341,081

Conversion of partnership units to common shares	(1,011,025)	1,011,025	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	13,676	—	13,676

Balance as of June 30, 2011	11,071,685	132,074,432	208,640	143,354,757

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of June 30,
	2011	2010
Straight line rent receivable	$73.1	$69.8

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2011	2010	2011	2010
	dollars in millions
Lease termination fees	$2.5	$1.5	$4.6	$3.1
Straight line rental income	$2.0	$1.6	$1.7	$1.9
Gain on sales of undepreciated assets	$1.7	$0.4	$2.3	$0.4
Amortization of acquired above- and below-market leases	$2.7	$2.9	$5.6	$5.8
Amortization of debt (discounts)/premiums	$(2.1)	$(0.9)	$(4.2)	$(1.7)
Interest capitalized	$4.5	$8.8	$8.9	$17.8

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Six Months Ended 6/30/11	For the Six Months Ended 6/30/10	Year Ended 12/31/10	Year Ended 12/31/2009
	dollars in millions
Consolidated Centers(a)
Acquisitions of property and equipment	$70.1	$6.5	$12.9	$11.0
Development, redevelopment, expansions and renovations of Centers	52.5	97.0	214.8	226.2
Tenant allowances	8.8	7.0	22.0	10.8
Deferred leasing charges	16.9	14.8	24.5	20.0

Total	$148.3	$125.3	$274.2	$268.0

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$137.3	$1.7	$6.1	$5.4
Development, redevelopment, expansions and renovations of Centers	16.4	17.8	42.3	61.2
Tenant allowances	2.7	1.5	8.1	5.1
Deferred leasing charges	2.9	2.3	4.7	3.8

Total	$159.3	23.3	$61.2	$75.5

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2011(b)(c)(d)	$406	$506	$458
06/30/2010(c)(d)	$381	$452	$420
12/31/2010(c)(d)	$392	$468	$433
12/31/2009(d)	$368	$440	$407

    (a)
    Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional malls.

    (b)
    The sales per square foot for the trailing 12 months ended June 30, 2011 excludes Granite Run Mall.

    (c)
    The sales per square foot for the trailing 12 months ended June 30, 2011, June 30, 2010 and December 31, 2010 excludes Valley View Center.

    (d)
    The sales per square foot for all periods above excludes Santa Monica Place which opened August 2010. No tenants were open for 12 months during these trailing 12 month periods. The sales for all periods above exclude Shoppingtown Mall.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy

Period Ended	Consolidated Centers Regional Malls(a)(b)	Unconsolidated Joint Venture Centers Regional Malls(a)(b)	Total Regional Malls(a)(b)
06/30/2011	93.0%	91.8%	92.4%
06/30/2010	92.9%	91.3%	92.0%
12/31/2010	93.8%	92.5%	93.1%
12/31/2009	91.2%	91.3%	91.3%

Period Ended	Consolidated Centers(b)(c)	Unconsolidated Joint Venture Centers(b)(c)	Total Centers(b)(c)
06/30/2011	93.0%	91.8%	92.3%
06/30/2010	92.6%	91.2%	91.8%
12/31/2010	93.5%	92.3%	92.9%
12/31/2009	90.7%	91.4%	91.1%

(a)
Only includes regional malls. Occupancy data excludes space under development and redevelopment.

(b)
Occupancy as of June 30, 2011 excludes Granite Run Mall. Occupancy as of June 30, 2011, June 30, 2010 and December 31, 2010 excludes Valley View Center. Occupancy excludes Shoppingtown Mall for all periods above. Occupancy excludes Santa Monica Place for all periods above prior to June 30, 2011.

(c)
Includes regional malls and community centers. Occupancy data excludes space under development and redevelopment.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Rent

	Average Base Rent PSF(a)(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(b)(c)	Average Base Rent PSF on Leases Expiring(b)(d)
Consolidated Centers
06/30/2011(e)(f)	$39.26	$37.05	$36.36
06/30/2010(e)	$37.81	$34.60	$35.39
12/31/2010(e)	$37.93	$34.99	$37.02
12/31/2009	$37.77	$38.15	$34.10
Unconsolidated Joint Venture Centers
06/30/2011(g)	$47.61	$49.94	$38.68
06/30/2010	$45.98	$43.29	$37.98
12/31/2010	$46.16	$48.90	$38.39
12/31/2009	$45.56	$43.52	$37.56

(a)
The average base rent per square foot is based on Mall and Freestanding Store GLA for spaces 10,000 square feet and under, occupied as of the applicable date, for each of the Centers owned by the Company. Average base rent gives effect to the terms of each lease in effect at such time, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(b)
Leases for The Market at Estrella Falls were excluded for Year 2009 because the center was under development. Leases for Santa Monica Place were excluded for the period ended June 30, 2010 and the Years Ended December 31, 2010 and 2009 because the center was under redevelopment.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months for tenants 10,000 square feet and under.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent, on a cash basis, for all tenant leases 10,000 square feet and under expiring during the year.

(e)
The leases for Valley View Center were excluded.

(f)
The leases for Shoppingtown Mall were excluded.

(g)
The leases for Granite Run Mall were excluded.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2010(a)	2009
Consolidated Centers
Minimum rents	8.6%	9.1%
Percentage rents	0.4%	0.4%
Expense recoveries(b)	4.4%	4.7%

Total	13.4%	14.2%

	For Years Ended December 31,
	2010	2009
Unconsolidated Joint Venture Centers
Minimum rents	9.1%	9.4%
Percentage rents	0.4%	0.4%
Expense recoveries(b)	4.0%	4.3%

Total	13.5%	14.1%

(a)
The cost of occupancy excludes Valley View Center.

(b)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Supplemental Financial and Operating Information

Consolidated Balance Sheets (unaudited)

(Dollars in thousands, except share data)

	June 30, 2011	December 31, 2010
ASSETS:
Property, net(a)	$5,619,750	$5,674,127
Cash and cash equivalents(b)	73,229	445,645
Restricted cash	82,455	71,434
Marketable securities	25,394	25,935
Tenant and other receivables, net	86,559	95,083
Deferred charges and other assets, net	348,208	316,969
Loans to unconsolidated joint ventures	3,459	3,095
Due from affiliates	5,269	6,599
Investments in unconsolidated joint ventures	1,205,457	1,006,123

Total assets	$7,449,780	$7,645,010

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY:
Mortgage notes payable:
Related parties	$276,709	$302,344
Others	2,820,109	2,957,131

Total	3,096,818	3,259,475
Bank and other notes payable	782,420	632,595
Accounts payable and accrued expenses	69,808	70,585
Other accrued liabilities	247,243	257,678
Distributions in excess of investments in unconsolidated joint ventures	72,497	65,045
Co-venture obligation	128,869	160,270

Total liabilities	4,397,655	4,445,648

Redeemable noncontrolling interests	11,366	11,366

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock, $0.01 par value, 250,000,000 shares authorized, 132,074,432 and 130,452,032 shares issued and outstanding at June 30, 2011 and December 31, 2010, respectively	1,320	1,304
Additional paid-in capital	3,480,284	3,456,569
Accumulated deficit	(715,510)	(564,357)
Accumulated other comprehensive income (loss)	2,951	(3,237)

Total stockholders' equity	2,769,045	2,890,279
Noncontrolling interests	271,714	297,717

Total equity	3,040,759	3,187,996

Total liabilities, redeemable noncontrolling interests and equity	$7,449,780	$7,645,010

(a)
Includes consolidated construction in process of $292,225 at June 30, 2011 and $292,891 at December 31, 2010. Does not include pro rata share of unconsolidated joint venture construction in process of $39,742 at June 30, 2011 and $36,903 at December 31, 2010.

(b)
Does not include pro rata share of unconsolidated joint venture cash of $61,269 at June 30, 2011 or $57,437 at December 31, 2010.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of June 30, 2011
	Fixed Rate	Floating Rate(a)	Total
	dollars in thousands
Consolidated debt	$2,368,283	$1,257,283	$3,625,566
Unconsolidated debt	1,928,660	263,248	2,191,908

Total debt	$4,296,943	$1,520,531	$5,817,474
Weighted average interest rate	5.88%	3.04%	5.14%
Weighted average maturity (years)			2.77

(a)
Excludes swapped floating rate debt. Swapped debt is included in the fixed debt category.

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date (at Company's pro rata share)

	As of June 30, 2011
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Valley View Center(b)	01/01/11	5.72%	$125,000	$—	$125,000
Shoppingtown Mall(c)	05/11/11	8.00%	38,968	—	38,968
Rimrock Mall(d)	10/01/11	7.57%	40,237	—	40,237
Prescott Gateway	12/01/11	5.86%	60,000	—	60,000
Hilton Village	02/01/12	5.27%	8,590	—	8,590
The Macerich Company—Convertible Senior Notes(e)	03/15/12	5.41%	612,179	—	612,179
Tucson La Encantada	06/01/12	5.84%	75,878	—	75,878
Chandler Fashion Center(f)	11/01/12	5.50%	78,883	—	78,883
Towne Mall	11/01/12	4.99%	13,077	—	13,077
Deptford Mall	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	25,240	—	25,240
Great Northern Mall	12/01/13	5.19%	37,668	—	37,668
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.54%	103,445	—	103,445
Fresno Fashion Fair	08/01/15	6.76%	164,543	—	164,543
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	87,135	—	87,135
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Deptford Mall	06/01/16	6.46%	15,139	—	15,139
Freehold Raceway Mall(f)	01/01/18	4.20%	116,683	—	116,683
Danbury Fair Mall	10/01/20	5.53%	237,118	—	237,118

Total Fixed Rate Debt for Consolidated Assets		5.68%	$2,368,283	$—	$2,368,283

Oaks, The(g)(h)	07/10/11	2.24%	$—	$165,000	$165,000
Oaks, The(g)(h)	07/10/11	2.83%	—	92,264	92,264
La Cumbre Plaza(h)	12/09/11	2.37%	—	20,536	20,536
Victor Valley, Mall of(h)	05/06/12	2.11%	—	97,000	97,000
Westside Pavilion(h)	06/05/12	2.93%	—	175,000	175,000
SanTan Village Regional Center(h)(i)	06/13/12	2.90%	—	117,277	117,277
Paradise Valley Mall(h)	08/31/12	6.30%	—	85,000	85,000
Northgate Mall(h)	01/01/13	7.00%	—	38,115	38,115
Wilton Mall	08/01/13	1.19%	—	40,000	40,000
Promenade at Casa Grande(j)	12/30/13	5.21%	—	40,091	40,091
Vintage Faire Mall	04/27/15	3.48%	—	135,000	135,000
The Macerich Partnership L.P.—Line of Credit(k)	05/02/15	2.74%	—	145,000	145,000
Twenty Ninth Street	01/18/16	3.08%	—	107,000	107,000

Total Floating Rate Debt for Consolidated Assets		3.18%	$—	$1,257,283	$1,257,283

Total Debt for Consolidated Assets		4.81%	$2,368,283	$1,257,283	$3,625,566

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date (at Company's pro rata share)

	As of June 30, 2011
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets:
Arrowhead Towne Center (66.7%)	10/01/11	6.60%	$49,232	$—	$49,232
SanTan Village Power Center (34.9%)	02/01/12	5.33%	15,705	—	15,705
Ridgmar (50%)	04/11/12	7.82%	28,416	—	28,416
NorthPark Center (50%)	05/10/12	5.97%	88,315	—	88,315
NorthPark Center (50%)	05/10/12	8.33%	39,525	—	39,525
NorthPark Land (50%)	05/10/12	8.33%	38,177	—	38,177
Kierland Greenway (50%)	01/01/13	6.02%	29,110	—	29,110
Kierland Main Street (50%)	01/02/13	4.99%	7,356	—	7,356
Queens Center (51%)	03/01/13	7.78%	64,085	—	64,085
Queens Center (51%)	03/01/13	7.00%	103,284	—	103,284
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)	12/01/13	5.26%	43,673	—	43,673
Tysons Corner Center (50%)	02/17/14	4.78%	157,114	—	157,114
Redmond Office (51%)	05/15/14	7.52%	30,080	—	30,080
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,628	—	29,628
Lakewood Mall (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	72,294	—	72,294
Camelback Colonnade (75%)	10/12/15	4.82%	35,250	—	35,250
Chandler Festival (50%)	11/01/15	6.39%	14,850	—	14,850
Chandler Gateway (50%)	11/01/15	6.37%	9,450	—	9,450
Washington Square (51%)	01/01/16	6.04%	123,550	—	123,550
Eastland Mall (50%)	06/01/16	5.80%	84,000	—	84,000
Empire Mall (50%)	06/01/16	5.81%	88,150	—	88,150
Mesa Mall (50%)	06/01/16	5.82%	43,625	—	43,625
Rushmore (50%)	06/01/16	5.82%	47,000	—	47,000
Southern Hills (50%)	06/01/16	5.82%	50,750	—	50,750
Valley Mall (50%)	06/01/16	5.85%	22,168	—	22,168
North Bridge, The Shops at (50%)	06/15/16	7.52%	100,537	—	100,537
West Acres (19%)	10/01/16	6.41%	12,128	—	12,128
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	39,446	—	39,446
Stonewood Mall (51%)	11/01/17	4.67%	57,512	—	57,512
Wilshire Building (30%)	01/01/33	6.35%	1,750	—	1,750

Total Fixed Rate Debt for Unconsolidated Assets		6.12%	$1,928,660	$—	$1,928,660

Los Cerritos Center (51%)(l)	07/01/11	1.06%	$—	$102,000	$102,000
Superstition Springs Center (66.7%)	09/09/11	0.81%	—	44,931	44,931
Pacific Premier Retail Trust (51%)(h)	11/03/12	5.04%	—	58,650	58,650
Boulevard Shops (50%)	12/16/13	3.25%	—	10,612	10,612
Chandler Village Center (50%)	03/01/14	2.94%	—	8,750	8,750
Market at Estrella Falls (39.7%)	06/01/15	3.15%	—	13,305	13,305
Inland Center (50%)	04/01/16	3.50%	—	25,000	25,000

Total Floating Rate Debt for Unconsolidated Assets		2.39%	$—	$263,248	$263,248

Total Debt for Unconsolidated Assets		5.67%	$1,928,660	$263,248	$2,191,908

Total Debt		5.14%	$4,296,943	$1,520,531	$5,817,474

Percentage to Total			73.86%	26.14%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method.The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
Effective July 15, 2010, a court-appointed receiver assumed operational control of this property and responsibility for managing all aspects of the property.

(c)
This non-recourse mortgage loan is in maturity default. The Company is negotiating with the loan servicer, which will likely result in either a potential modification of the loan terms or the transition of the asset to the loan servicer or a receiver.

(d)
This loan was paid off on July 1, 2011.

(e)
These convertible senior notes were issued on March 16, 2007 in an aggregate amount of $950.0 million. The above table includes the unamortized discount of $7.4 million and the annual interest rate represents the effective interest rate, including the discount.

(f)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(g)
The Company exercised an option to extend the loan to July 10, 2012.

(h)
This loan includes extension options beyond the stated maturity date.

(i)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(j)
This property is a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(k)
On May 2, 2011, the Company obtained a new $1.5 billion revolving line of credit that bears interest at LIBOR plus a spread of 1.75% to 3.0% depending on the Company's overall leverage. The line of credit can be expanded, depending on certain conditions, up to $2.0 billion.

(l)
On July 1, 2011, the joint venture closed on a $200 million refinance of this loan. The loan matures July 1, 2018 with a fixed interest rate of 4.46%.

 The Macerich Company
Supplemental Financial and Operating Information (unaudited)
Top Ten Tenants

        The following tenants (including their subsidiaries) represent the 10 largest rent payers in the Company's portfolio (including joint ventures and excluding Valley View) based upon total rents in place as of December 31, 2010:

Tenant	Primary DBA	Number of Locations in the Portfolio	% of Total Rents(1)
Gap Inc.	Gap, Banana Republic, Old Navy	87	2.6%
Limited Brands, Inc.	Victoria Secret, Bath and Body	135	2.4%
Forever 21, Inc.	Forever 21, XXI Forever	46	2.0%
Foot Locker, Inc.	Footlocker, Champs Sports, Lady Footlocker	131	1.6%
Abercrombie and Fitch Co.	Abercrombie & Fitch, Abercrombie, Hollister	75	1.5%
AT&T Mobility LLC(2)	AT&T Wireless, Cingular Wireless	29	1.4%
Golden Gate Capital	Eddie Bauer, Express, J. Jill	59	1.3%
Luxottica Group S.P.A.	Lenscrafters, Sunglass Hut	149	1.3%
American Eagle Outfitters, Inc.	American Eagle Outfitters	61	1.1%
Macy's, Inc.	Macy's, Bloomingdale's	64	1.0%

(1)
Total rents include minimum rents and percentage rents.

(2)
Includes AT&T Mobility office headquarters located at Redmond Town Center.